SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                  --------------------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest  event reported) June 13, 1995

                                                         -------------

                            GLENBOROUGH PENSION INVESTORS,
                           A CALIFORNIA LIMITED PARTNERSHIP
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

           California                   0-13448                33-0058349
           ----------                -------------            -------------
        (State or other               (Commission             (IRS Employer
        jurisdiction of               File Number)            I.D. Number)
         incorporation)


          400 South El Camino Real, Ste. 1100, San Mateo, California 94402
          -----------------------------------------------------------------
          --           (Address of principal executive offices)

          Registrant's Telephone  number, including  area code: (415)  343-
          9300
                                                             -------------

               --------------------------------------------------------
            (Former name or former address, if changes since last report)


                      This form 8-K contains a total of 5 pages.
                                                     ----



                                No Exhibits Required.

          Item 2.  Acquisition of Real Estate

          On January 12, 1995, Glenborough Pension Investors, A California Limited Partnership (the Registrant) acquired Summerbreeze Apartments ("the Property"), a 104-unit apartment complex located at 6742 Clybourn Avenue in North Hollywood, California by a deed-in-lieu of foreclosure. The Property was formerly owned by Glenfed Summerbreeze Investors, Ltd. ("Glenfed").

          In July 1994, as part of the workout of the notes receivable due from AFP Partners to the Registrant, the Registrant received a note secured by a second deed of trust on the Property and an unsecured note with unpaid balances of principal and accrued interest aggregating approximately $1,159,000 as of September 30, 1993. The Property was also encumbered by a first deed of trust. Because the amount of the Glenfed partnership's total debt was approximately equal to the value of its assets, the Glenfed partnership had little or no net worth. All the loans became due September 1, 1994. Since Glenfed elected not to contribute any capital to its partnership to pay for new financing, the Registrant agreed to pay Glenfed $150,000 for a deed-in-lieu and dissolution of its partnership thereby foregoing costs of foreclosure and receiving title to the Property in a more timely manner.

          On March 28, 1995, the Registrant obtained new financing from two sources to payoff the original lender and holder of the first deed of trust on the Property. GPA, West, an affiliate of the Registrant whose general partner is also Glenborough Realty Corporation, loaned the Registrant $1,908,000. The note accrued interest at the rate of 11%, was due on demand and was secured by a first deed of trust on the Property. In addition, $2,000,000 was obtained from a bank at 2.00% over the lending institution's index (currently 11.0%) with interest only payments due until maturity on July 3, 1995. This short-term loan was secured by a second deed of trust on the property and an assignment of the Registrant's mortgage on Park Center, a property owned by AFP Partners. Finally, on May 18, 1994, the Registrant obtained a $4,000,000 loan from a bank at prime plus 2.0% (currently 11.0%) with interest-only payments due until maturity on May 15, 1996. The proceeds from this loan, less loan fees, an appraisal and environmental fee and closing costs in the amount of $68,000 (out of which $61,450 was deducted from the total loan funded to reach a net loan balance of $3,938,500), were used to payoff the $1,908,000 note due to GPA West and the $2,000,000 short-term note due to a bank. The new note is secured by a first trust deed on the Property and a mortgage on the Park 100 buildings owned by the Registrant.

          On the following pages is the pro forma financial information representing the Registrant's December 31, 1994 balance sheet and statement of operations for the year ended December 31, 1994, adjusted to include the balances and operating results of the acquired property.

         GLENBOROUGH PENSION INVESTORS,
        A CALIFORNIA LIMITED PARTNERSHIP

           Consolidated Balance Sheets
     (in thousands, except units outstanding)

                                                                     Pro Forma
                                          December 31,  Pro Forma   December 31,
                                              1994     Adjustments      1994
     Assets                               ----------    ---------   ----------
     -------
     Real estate investments, at cost:
       Land                                $  6,456        1,847     $  8,303
       Building and improvements, net        12,958        2,153       15,111
                                           ---------   ---------     ---------
         Net real estate investments         19,414        4,000       23,414
                                           ---------   ---------     ---------
     Cash and cash equivalents                  382         (367)          15
     Accounts receivable, net                   106            3          109
     Prepaid expenses and other assets          510           12          522
                                           ---------   ---------     ---------
           Total assets                   $  20,412        3,648       24,060
                                           =========   =========     =========

     Liabilities and Partners' Equity
       (Deficit)
     --------------------------------
     Accounts payable and accrued expenses      559           46          605
     Notes payable                                -        3,939        3,939
                                           ---------   ---------     ---------
           Total liabilities                    559        3,985        4,544

     Partners' equity (deficit):
       General Partner                          (55)          (3)         (58)
       Limited Partners, 118,942 limited
         partnership units outstanding       19,908         (334)      19,574
                                           ---------   ---------     ---------
           Total partners' equity            19,853         (337)      19,516
                                           ---------   ---------     ---------
             Total liabilities and
               partners' equity            $ 20,412        3,648       24,060
                                           =========   =========     =========

         GLENBOROUGH PENSION INVESTORS,
        A CALIFORNIA LIMITED PARTNERSHIP

      Consolidated Statement of Operations
     (in thousands, except units outstanding)

                                                     For the Year Ended
                                                    -------------------
                                                                     Pro Forma
                                          December 31,   Pro Forma  December 31,
                                              1994      Adjustments     1994
                                           ---------    ---------    ---------
     Revenues:
       Rental                               $  4,198          802        5,000
                                            --------     --------     --------
         Total revenues                        4,198          802        5,000
                                            --------     --------     --------

     Expenses:
       Operating                               2,270          368        2,638
       General and administrative                314           48          362
       Depreciation and amortization             753          283        1,036
       Interest                                    -          440          440
                                            --------     --------     --------
         Total expenses                        3,337        1,139        4,476
                                            --------     --------     --------

     Net income (loss)                     $    861          (337)        524
                                           =========      ========   ========
     Net income (loss) per Equity Unit
       "Current Unit"                      $   7.16         (2.80)       4.36
                                           =========      ========   =========

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GLENBOROUGH PENSION INVESTORS,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                        By: Glenborough Realty Corporation,
                                            a California corporation
                                            Managing General Partner





          Date: June 13, 1995           By:
                                            Andrew Batinovich
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Director

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GLENBOROUGH PENSION INVESTORS,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                        By: Glenborough Realty Corporation,
                                            a California corporation
                                            Managing General Partner





          Date: June 13, 1995           By: /s/ Andrew Batinovich
                                            -------------------------------
                                            Andrew Batinovich
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Director
































                                     Page 5 of 5